UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-07044

BNY Mellon Sustainable U.S. Equity Portfolio, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	12/31
Date of reporting period:	06/30/19

FORM N-CSR

Item 1.          Reports to Stockholders.

BNY Mellon Sustainable U.S. Equity Portfolio, Inc.

SEMIANNUAL REPORT June 30, 2019

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

BNY Mellon Sustainable U.S. Equity Portfolio, Inc.	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this semiannual report for BNY Mellon Sustainable U.S. Equity Portfolio, Inc. (formerly, The Dreyfus Sustainable U.S. Equity Portfolio, Inc.), covering the six-month period from January 1, 2019 through June 30, 2019. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

U.S. equity markets experienced a rally during the first several months of 2019, which was a welcome reprieve after the volatility observed in the fourth quarter of 2018. The recovery was stoked by comments made by the U.S. Federal Reserve (the “Fed”), indicating its willingness to slow the pace of interest-rate increases. Supportive central bank policy, a robust labor market, strong corporate fundamentals, and optimism regarding a possible resolution of the U.S.-China trade dispute buoyed the markets for much of the reporting period. However, in May, escalating trade tensions once again disrupted equity market progress, causing stock prices to pull back. The dip was short-lived, as markets rose once again in June. To end the period, the S&P 500 Index posted its best return for the first half of the year since 1997.

Fixed-income markets also benefited during the six months. Supportive policies from the Fed, as well as other global central banks, coupled with falling rates throughout the first half of the year, led to strong bond market returns. During its May meeting, the Fed reiterated its patient stance regarding future rate hikes and its willingness to take action to support economic growth rates.

We remain positive on the near-term economic outlook for the U.S. but will monitor relevant data for any signs of a change. As always, we encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris
President
BNY Mellon Investment Adviser, Inc.
July 15, 2019

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from January 1, 2019 through June 30, 2019, as provided by portfolio managers Jeff Munroe, Robert Stewart and Yuko Takano of Newton Investment Management (North America) Limited, Sub-Investment Adviser

Market and Fund Performance Overview

For the six-month period ended June 30, 2019, BNY Mellon Sustainable U.S. Equity Portfolio, Inc.’s (formerly, Dreyfus Sustainable U.S. Equity Portfolio, Inc.) Initial shares produced a total return of 20.17%, and the fund’s Service shares returned 20.02%.1 In comparison, the fund’s benchmark, the S&P 500® Index (the “Index”), produced a total return of 18.53% for the same period.2

U.S. equities posted strong returns over the reporting period, in an environment of moderate growth and supportive central bank policies. The fund outperformed the Index, mainly due to security selection within the information technology, financials, health care, and consumer discretionary sectors.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of U.S. companies that demonstrate attractive investment attributes and sustainable business practices and have no material unresolvable environmental, social, and governance (ESG) issues. The fund invests principally in common stocks, focusing on companies with market capitalizations of $5 billion or more at the time of purchase. The fund may invest up to 20% of its assets in the stocks of foreign companies, including up to 10% in the stocks of companies in emerging-market countries.

We use quantitative and qualitative fundamental analyses to identify attractively priced companies with good products, strong management, and strategic direction that have adopted, or are making progress toward, a sustainable business approach. We employ an investment process that combines investment themes with fundamental research and analysis to select stocks for the fund’s portfolio.

Markets Pivot on Central Bank Statements and Trade Policy

Equities rallied during much of the six months, recovering from the lows reached at the end of 2018. Talk of a potential trade deal between the U.S. and China helped fuel investor optimism, as did the European Central Bank’s (ECB) announcement that it would provide additional stimulus to support the eurozone economy. China also revealed plans to stoke its slowing economic growth rate. At its first meeting of the year, the U.S. Federal Reserve (the “Fed”) emphasized its focus on data as a primary driver for interest-rate-hike decisions, and its ability to suspend additional rate increases when the data is not supportive. A strong first-quarter corporate reporting season also worked to stoke investor risk appetites.

However, a challenging period soon ensued during the month of May. Renewed trade disputes between the U.S. and China caused equity markets to pull back. Investors became concerned about the negative effects decreased trade may have on economic growth. During its meeting in early May, the Fed reiterated its patient stance regarding future rate hikes and its willingness to take action to support economic growth rates. The ECB also indicated its

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

intention to continue with further monetary easing. In the United Kingdom, continued political turmoil surrounding Brexit, and the resignation of Prime Minister Theresa May, was broadly shrugged off by investors as markets reversed course in June and rallied through the end of the period.

Security Selections Drive Fund Performance

Outperformance was primarily driven by security selection during the period. Stock picking was particularly strong across the information technology, financials, health care and consumer discretionary sectors. Citigroup was among the top individual contributors. The financial company had a good start to the year as it reported profit for the fourth quarter that exceeded consensus expectations, owing to lower costs and tax rates. Citigroup finished the review period strongly ahead of the Fed’s annual stress tests, which were subsequently cleared without issue, and gained further support from hopes of progress in trade negotiations between the U.S. and China ahead of the G20 summit in Osaka. Elsewhere in the markets, shares in eBay surged, as an activist investor wrote to management outlining a number of proposals aimed at unlocking shareholder value. A position in the online retailer was a leading contributor to portfolio performance during the six months. Software company Microsoft’s shares continued an upward trajectory, benefiting performance. The company announced solid financial results on its most recent earnings call. Preliminary guidance of double-digit revenue growth for 2020 impressed, and shares went on to hit new heights in June, as the technology giant provided greater detail on its gaming strategy.

Conversely, stock selection in the communication services sector detracted, while the portion of the portfolio held in cash also dragged in an environment of rising equities. Alphabet lagged over the review period, hindered by slowing revenue growth over the first quarter and news of added antitrust scrutiny. Meanwhile, the absence of Facebook, a significant index constituent, which we had avoided on concerns related to its management of social and privacy issues, detracted as the stock performed well. Elsewhere in the markets, Walgreens Boots Alliance also provided a significant headwind during the period. Although the drug retailer announced an aggressive cost-cutting plan at the end of last year, alongside its emphasis on the development of strategic partnerships, investors became increasingly wary of the company’s ability to meet its earnings guidance for the fiscal year. Some downbeat commentary from management drove shares lower.

Finding Opportunities in a Challenging Environment

It is our opinion that increasing levels of debt have muted the global economic recovery. Expectations that the Fed will cut U.S. interest rates have risen, as the U.S. and global economic outlooks have deteriorated. The ECB has also raised the prospect of renewed monetary easing. Such courses of action can give financial markets a short-term boost. However, if global economic momentum continues to slow, and there is a full-blown trade war between the U.S. and China, we believe that international equity markets may face significant headwinds.

Against this challenging backdrop, business quality is important to us, yet we also recognize that “quality” already carries a hefty valuation premium. We certainly prize long-term growth opportunities, competitive advantage, high return on capital, and conservative balance sheets in our portfolio companies, but we aim for a diversified portfolio containing a range of investment profiles and expect stock-specific factors to be the dominant driver of performance. We maintain our void in the energy space, where a combination of poor returns on capital, shifting demand patterns, and negative long-term externalities around carbon pricing and regulation are not reflected in the valuation of these stocks and are incompatible with our focus on finding investments that are aligned with the transition to a lower-carbon world. On the other side of the coin, one of our largest expressions of conviction remains in the information technology space. We believe that a strong focus on providing innovation and solutions to global sustainability challenges, limited regulatory interference, and high incremental returns on capital make for an attractive area in which to find long-term investments.

July 15, 2019

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns. The fund’s returns reflect the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through May 1, 2020, at which time it may be extended, terminated, or modified.

2 Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The Index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund’s consideration of ESG issues in the security selection process may cause the fund to perform differently from funds that do not integrate consideration of ESG issues when selecting investments.

The fund is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the fund directly. A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals. The investment objective and policies of BNY Mellon Sustainable U.S. Equity Portfolio, Inc., made available through insurance products, may be similar to those of other funds managed by BNY Mellon Investment Adviser, Inc. However, the investment results of the fund may be higher or lower than, and may not be comparable to, those of any other BNY Mellon Investment Adviser, Inc. fund.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads), redemption fees and expenses associated with variable annuity or insurance contracts, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Sustainable U.S. Equity Portfolio, Inc. from January 1, 2019 to June 30, 2019. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended June 30, 2019
	Initial Shares	Service Shares
Expenses paid per $1,000†	$3.66	$5.02
Ending value (after expenses)	$1,201.70	$1,200.20

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended June 30, 2019
	Initial Shares	Service Shares
Expenses paid per $1,000†	$3.36	$4.61
Ending value (after expenses)	$1,021.47	$1,020.23

† Expenses are equal to the fund’s annualized expense ratio of .67% for Initial shares and .92% for Service shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
June 30, 2019 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 97.5%
Banks - 4.8%
Citigroup	91,540		6,410,546
First Republic Bank	48,082		4,695,207
			11,105,753
Capital Goods - 3.7%
Acuity Brands	16,315		2,250,002
Ferguson	35,793		2,551,289
General Electric	361,994		3,800,937
			8,602,228
Consumer Durables & Apparel - 6.4%
Lennar, Cl. A	63,743		3,088,986
NIKE, Cl. B	68,077		5,715,064
PulteGroup	107,232		3,390,676
Under Armour, Cl. A	103,635	[a]	2,627,147
			14,821,873
Diversified Financials - 3.4%
Goldman Sachs Group	25,547		5,226,916
Redwood Trust	165,076	[b]	2,728,706
			7,955,622
Food & Staples Retailing - 3.3%
Costco Wholesale	17,215		4,549,236
Walgreens Boots Alliance	55,646		3,042,167
			7,591,403
Food, Beverage & Tobacco - 3.7%
PepsiCo	65,976		8,651,433
Health Care Equipment & Services - 7.2%
Abbott Laboratories	107,654		9,053,701
Medtronic	79,233		7,716,502
			16,770,203
Household & Personal Products - 3.7%
Colgate-Palmolive	95,817		6,867,204
Coty, Cl. A	126,445		1,694,363
			8,561,567
Insurance - 4.2%
Intact Financial	106,358		9,828,907
Materials - 2.9%
Ecolab	12,598		2,487,349
International Flavors & Fragrances	29,689		4,307,577
			6,794,926
Media & Entertainment - 5.2%
Alphabet, Cl. A	11,105	[a]	12,024,494

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 97.5% (continued)
Pharmaceuticals Biotechnology & Life Sciences - 6.9%
Gilead Sciences	86,110		5,817,592
Merck & Co.	123,381		10,345,497
			16,163,089
Retailing - 10.1%
Amazon.com	5,187	[a]	9,822,259
Dollar General	47,646		6,439,833
eBay	125,867		4,971,747
The TJX Companies	44,268		2,340,892
			23,574,731
Semiconductors & Semiconductor Equipment - 4.4%
Applied Materials	146,945		6,599,300
Qualcomm	49,424		3,759,684
			10,358,984
Software & Services - 12.3%
Accenture, Cl. A	47,704		8,814,268
Intuit	10,956		2,863,131
Microsoft	127,325		17,056,457
			28,733,856
Technology Hardware & Equipment - 7.7%
Apple	45,434		8,992,297
Cisco Systems	161,593		8,843,985
			17,836,282
Telecommunication Services - 2.2%
Verizon Communications	88,974		5,083,085
Transportation - 1.3%
CH Robinson Worldwide	35,245		2,972,916
Utilities - 4.1%
CMS Energy	72,339		4,189,152
Eversource Energy	71,279		5,400,097
			9,589,249
Total Common Stocks (cost $180,464,297)			227,020,601

Description	1-Day Yield (%)	Shares		Value ($)
Investment Companies - 2.5%
Registered Investment Companies - 2.5%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $5,840,580)	2.29	5,840,580	[c]	5,840,580
Total Investments (cost $186,304,877)		100.0%		232,861,181
Liabilities, Less Cash and Receivables		.0%		(107,414)
Net Assets		100.0%		232,753,767

a Non-income producing security.

b Investment in real estate investment trust within the United States.

c Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	24.5
Consumer Discretionary	16.5
Health Care	14.1
Financials	12.4
Consumer Staples	10.7
Communication Services	7.3
Industrials	5.0
Utilities	4.1
Materials	2.9
Investment Companies	2.5
100.0

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS (Unaudited)

Investment Companies	Value 12/31/18($)	Purchases($)	Sales($)	Value 6/30/19($)	Net Assets(%)	Dividends/ Distributions($)
Registered Investment Companies:
Dreyfus Institutional Preferred Government Plus Money Market Fund	3,602,935	12,985,313	10,747,668	5,840,580	2.5	54,250

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2019 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments
Unaffiliated issuers	180,464,297	227,020,601
Affiliated issuers	5,840,580	5,840,580
Cash denominated in foreign currency	52,440	52,466
Dividends and interest receivable		133,668
Receivable for shares of Common Stock subscribed		15,387
Prepaid expenses		15,360
		233,078,062
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		120,957
Payable for shares of Common Stock redeemed		154,387
Directors fees and expenses payable		19,100
Accrued expenses		29,851
		324,295
Net Assets ($)		232,753,767
Composition of Net Assets ($):
Paid-in capital		186,544,615
Total distributable earnings (loss)		46,209,152
Net Assets ($)		232,753,767

Net Asset Value Per Share	Initial Shares	Service Shares
Net Assets ($)	221,609,171	11,144,596
Shares Outstanding	6,304,671	321,442
Net Asset Value Per Share ($)	35.15	34.67

See notes to financial statements.

STATEMENT OF OPERATIONS
Six Months Ended June 30, 2019 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $20,342 foreign taxes withheld at source):
Unaffiliated issuers	2,175,633
Affiliated issuers	54,250
Total Income	2,229,883
Expenses:
Management fee—Note 3(a)	663,205
Professional fees	43,698
Prospectus and shareholders’ reports	21,517
Distribution fees—Note 3(b)	12,895
Loan commitment fees—Note 2	2,724
Shareholder servicing costs—Note 3(c)	2,396
Custodian fees—Note 3(c)	1,688
Directors’ fees and expenses—Note 3(d)	383
Registration fees	34
Miscellaneous	10,413
Total Expenses	758,953
Investment Income—Net	1,470,930
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(1,123,395)
Net realized gain (loss) on forward foreign currency exchange contracts	1,120
Net Realized Gain (Loss)	(1,122,275)
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	39,869,519
Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(119)
Net Unrealized Appreciation (Depreciation)	39,869,400
Net Realized and Unrealized Gain (Loss) on Investments	38,747,125
Net Increase in Net Assets Resulting from Operations	40,218,055

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Operations ($):
Investment income—net	1,470,930	2,706,893
Net realized gain (loss) on investments	(1,122,275)	9,145,793
Net unrealized appreciation (depreciation) on investments	39,869,400	(20,626,213)
Net Increase (Decrease) in Net Assets Resulting from Operations	40,218,055	(8,773,527)
Distributions ($):
Distributions to shareholders:
Initial Shares	(10,343,539)	(45,130,410)
Service Shares	(486,656)	(2,115,465)
Total Distributions	(10,830,195)	(47,245,875)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Initial Shares	2,622,328	4,442,142
Service Shares	660,525	1,296,521
Distributions reinvested:
Initial Shares	10,343,539	45,130,410
Service Shares	486,656	2,115,465
Cost of shares redeemed:
Initial Shares	(12,909,976)	(28,655,114)
Service Shares	(785,288)	(1,713,620)
Increase (Decrease) in Net Assets from Capital Stock Transactions	417,784	22,615,804
Total Increase (Decrease) in Net Assets	29,805,644	(33,403,598)
Net Assets ($):
Beginning of Period	202,948,123	236,351,721
End of Period	232,753,767	202,948,123
Capital Share Transactions (Shares):
Initial Shares
Shares sold	78,540	127,626
Shares issued for distributions reinvested	311,834	1,380,980
Shares redeemed	(384,545)	(823,767)
Net Increase (Decrease) in Shares Outstanding	5,829	684,839
Service Shares
Shares sold	19,797	37,367
Shares issued for distributions reinvested	14,865	65,535
Shares redeemed	(23,804)	(50,455)
Net Increase (Decrease) in Shares Outstanding	10,858	52,447

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The fund’s total returns do not reflect expenses associated with variable annuity or insurance contracts. These figures have been derived from the fund’s financial statements.

Six Months Ended June 30, 2019		Year Ended December 31,
Initial Shares	(Unaudited)	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	30.73	40.27	37.86	38.56	45.97	44.09
Investment Operations:
Investment income—net[a]	.22	.41	.38	.44	.47	.45
Net realized and unrealized gain (loss) on investments	5.88	(1.69)	5.14	3.15	(1.54)	5.07
Total from Investment Operations	6.10	(1.28)	5.52	3.59	(1.07)	5.52
Distributions:
Dividends from investment income—net	(.52)	(.71)	(.46)	(.50)	(.47)	(.48)
Dividends from net realized gain on investments	(1.16)	(7.55)	(2.65)	(3.79)	(5.87)	(3.16)
Total Distributions	(1.68)	(8.26)	(3.11)	(4.29)	(6.34)	(3.64)
Net asset value, end of period	35.15	30.73	40.27	37.86	38.56	45.97
Total Return (%)	20.17[b]	(4.41)	15.33	10.38	(3.20)	13.45
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.67[c]	.74	.80	.86	.86	.84
Ratio of net expenses to average net assets	.67[c]	.70	.77	.86	.86	.84
Ratio of net investment income to average net assets	1.34[c]	1.19	.99	1.21	1.14	1.02
Portfolio Turnover Rate	12.38[b]	51.68	119.51	60.67	59.57	45.05
Net Assets, end of period ($ x 1,000)	221,609	193,538	226,078	221,172	227,483	270,483

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

Six Months Ended June 30, 2019		Year Ended December 31,
Service Shares	(Unaudited)	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	30.30	39.80	37.46	38.19	45.58	43.76
Investment Operations:
Investment income—net[a]	.18	.32	.28	.34	.36	.33
Net realized and unrealized gain (loss) on investments	5.80	(1.66)	5.08	3.12	(1.52)	5.04
Total from Investment Operations	5.98	(1.34)	5.36	3.46	(1.16)	5.37
Distributions:
Dividends from investment income—net	(.45)	(.61)	(.37)	(.40)	(.36)	(.39)
Dividends from net realized gain on investments	(1.16)	(7.55)	(2.65)	(3.79)	(5.87)	(3.16)
Total Distributions	(1.61)	(8.16)	(3.02)	(4.19)	(6.23)	(3.55)
Net asset value, end of period	34.67	30.30	39.80	37.46	38.19	45.58
Total Return (%)	20.02[b]	(4.64)	15.04	10.08	(3.41)	13.13
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.92[c]	.99	1.05	1.11	1.11	1.09
Ratio of net expenses to average net assets	.92[c]	.95	1.02	1.11	1.11	1.09
Ratio of net investment income to average net assets	1.09[c]	.95	.74	.96	.89	.76
Portfolio Turnover Rate	12.38[b]	51.68	119.51	60.67	59.57	45.05
Net Assets, end of period ($ x 1,000)	11,145	9,410	10,274	10,884	9,869	10,632

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Sustainable U.S. Equity Portfolio, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), is a diversified open-end management investment company. The fund is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The fund’s investment objective is to seek long-term capital appreciation. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Newton Investment Management (North America) Limited (the “Sub-Adviser”), a wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-investment adviser.

Effective June 3, 2019, the fund changed its name from The Dreyfus Sustainable U.S. Equity Portfolio, Inc. to BNY Mellon Sustainable U.S. Equity Portfolio, Inc. In addition, The Dreyfus Corporation, the fund’s investment adviser and administrator, changed its name to “BNY Mellon Investment Adviser, Inc.”, MBSC Securities Corporation, the fund’s distributor, changed its name to “BNY Mellon Securities Corporation” and Dreyfus Transfer, Inc., the fund’s transfer agent, changed its name to “BNY Mellon Transfer, Inc.”

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares, which are sold without a sales charge. The fund is authorized to issue 150 million shares of $.001 par value Common Stock in each of the following classes of shares: Initial and Service. Initial shares are subject to a Shareholder Services Plan fee and Service shares are subject to a Distribution Plan fee. Each class of shares has identical rights and privileges, except with respect to the Distribution Plan, Shareholder Services Plan and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

The following is a summary of the inputs used as of June 30, 2019 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities - Common Stocks†	224,469,312	2,551,289††	-	227,020,601
Investment Companies	5,840,580	-	-	5,840,580

† See Statement of Investments for additional detailed categorizations.

†† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended June 30, 2019, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended June 30, 2019, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended December 31, 2018 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2018 was as follows: ordinary income $9,615,532 and long-term capital gains $37,630,343. The tax character of current year distributions will be determined at the end of the current fiscal year.

(g) New Accounting Pronouncements: Effective June 1, 2019, the fund adopted Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $1.030 billion unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $830 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is in amount equal to $200 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended June 30, 2019, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to the management agreement with the Adviser, the management fee is computed at an annual rate of .60% of the value of the fund’s average daily net assets and is payable monthly. The Adviser has contractually agreed, from January 1, 2019 through May 1, 2020, to waive receipt of its fees and/or assume the direct expenses of the fund so that the expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commission, commitment fees on borrowings and extraordinary expenses) exceed .70% of the value of the fund’s average daily net assets. On or after May 1, 2020, the Adviser may terminate this expense limitation agreement at any time. During the period ended June 30, 2019, there was no expense reimbursement pursuant to the undertaking.

Pursuant to a sub-investment advisory agreement between the Adviser and Sub-Adviser, Sub-Adviser serves as the fund’s sub-investment adviser responsible for the day-to-day management of the fund’s portfolio. The Adviser pays the sub-investment adviser a monthly fee at an annual percentage of the value of the fund’s average daily net assets. The Adviser has obtained an exemptive order from the SEC (the “Order”), upon which the fund may rely, to use a manager of managers approach that permits the Adviser, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-investment advisers who are either unaffiliated with the Adviser or are wholly-owned subsidiaries (as defined under the Act) of the Adviser’s ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allows the fund to disclose the sub-investment advisory fee paid by the Adviser to any unaffiliated sub-investment adviser in the aggregate with other unaffiliated sub-investment advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-investment advisory fee payable by the Adviser separately to a sub-investment adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

to be aggregated with fees payable to the Adviser. The Adviser has ultimate responsibility (subject to oversight by the Board) to supervise any sub-investment adviser and recommend the hiring, termination, and replacement of any sub-investment adviser to the Board.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing its shares, for servicing and/or maintaining Service shares’ shareholder accounts and for advertising and marketing for Service shares. The Distribution Plan provides for payments to be made at an annual rate of .25% of the value of the Service shares’ average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Distribution Plan are payable without regard to actual expenses incurred. During the period ended June 30, 2019, Service shares were charged $12,895 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Initial shares reimburse the Distributor at an amount not to exceed an annual rate of .25% of the value of its average daily net assets for certain allocated expenses with respect to servicing and/or maintaining Initial shares’ shareholder accounts. During the period ended June 30, 2019, Initial shares were charged $1,611 pursuant to the Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. The fund had an arrangement with the custodian to receive earnings credits when positive cash balances were maintained, which were used to offset custody fees. Effective February 1, 2019, the arrangement with the custodian changed whereby the fund will no longer receive earnings credits to offset its custody fees and will receive interest income or overdraft fees going forward. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended June 30, 2019, the fund was charged $665 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended June 30, 2019, the fund was charged $1,688 pursuant to the custody agreement.

During the period ended June 30, 2019, the fund was charged $4,090 for services performed by the Chief Compliance Officer and his staff. These fees are included in Miscellaneous in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees $113,376, Distribution Plan fees $2,255, Shareholder Service Plan fees $1,000, custodian fees $1,699, Chief Compliance Officer fees $2,347 and transfer agency fees $280.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward foreign currency exchange contracts (“forward contracts”), during the period ended June 30, 2019, amounted to $26,811,832 and $37,823,548, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended June 30, 2019 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward contracts open at June 30, 2019 are set forth in the Statement of Forward Foreign Currency Exchange Contracts.

The following summarizes the average market value of derivatives outstanding during the period ended June 30, 2019:

Average Market Value ($)
Forward contracts	13,398

At June 30, 2019, accumulated net unrealized appreciation on investments was $46,556,304, consisting of $48,983,359 gross unrealized appreciation and $2,427,055 gross unrealized depreciation.

At June 30, 2019, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Directors held on March 5, 2019, the Board considered the renewal of the fund’s Management Agreement, pursuant to which the Adviser provides the fund with investment advisory and administrative services (the “Agreement”), and the Sub-Investment Advisory Agreement (together, the “Agreements”), pursuant to which Newton Investment Management (North America) Limited (the “Subadviser”) provides day-to-day management of the fund’s investments. The Board members, a majority of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser and the Subadviser. In considering the renewal of the Agreements, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the Subadviser. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (“Performance Group 1”) and with a broader group of funds (“Performance Universe 1”), all for various periods ended January 31, 2019; (2) at the request of the Adviser, the fund’s performance with the performance of a group of

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

environmental, social and governance (“ESG”)-rated funds from various Lipper categories (“Performance Group 2”) and with a broader group of ESG-rated funds (“Performance Universe 2”), all for various periods ended January 31, 2019; and (3) the fund’s actual and contractual management fees and total expenses with those of two groups of comparable funds, one identical to Performance Group 1 (“Expense Group 1”) and the other identical to Performance Group 2 (“Expense Group 2”), and with two broader groups of funds, one that included the Performance Group 1 funds (“Expense Universe 1”) and the other that included Performance Group 2 funds (“Expense Universe 2”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Groups and Performance Universes and the Expense Groups and Expense Universes.

Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds. The Board discussed with representatives of the Adviser, its affiliates and/or the Subadviser the results of the comparisons and considered that the fund’s total return performance was above the medians of the Performance Groups and Performance Universe in the eight-month and one-year periods and above the Performance Group 1 median for the two-year period, but below medians in the remaining periods. The Board considered the relative proximity of the fund’s performance to the medians of the Performance Groups and Performance Universes in certain periods. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index. The Board also considered that the fund’s investment strategies and portfolio management changed, and the Subadviser was added, in May 2017.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was below the Expense Group 1 and 2 medians and the fund’s actual management fee and total expenses were below the Expense Group 1 and 2 medians and the Expense Universe 1 and 2 medians.

Representatives of the Adviser stated that the Adviser has contractually agreed, until May 1, 2019, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of its classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .70% of the fund’s average daily net assets.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by the Adviser that are in the same Lipper category as the fund and (2) paid to the Adviser or the Subadviser or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

The Board considered the fee paid to the Subadviser in relation to the fee paid to the Adviser by the fund and the respective services provided by the Subadviser and the Adviser. The Board also took into consideration that the Subadviser’s fee is paid by the Adviser (out of its fee from the fund) and not the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by the Adviser. The Board also considered the expense limitation arrangement and its effect on the profitability of the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered on the advice of its counsel the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by the Adviser and the Subadviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since the Adviser, and not the fund, pays the Subadviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Subadviser’s profitability to be relevant to its deliberations. Representatives of the Adviser stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scale would be less. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser and the Subadviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser and the Subadviser are adequate and appropriate.

• The Board was satisfied with the fund’s improved performance, in light of the considerations described above.

• The Board concluded that the fees paid to the Adviser and the Subadviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates and the Subadviser, of the Adviser and the Subadviser and the services provided to the fund by the Adviser and the Subadviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreements through July 29, 2019.

NOTES

For More Information

BNY Mellon Sustainable U.S. Equity Portfolio, Inc.
240 Greenwich Street
New York, NY 10286

Adviser
BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Sub-Adviser
Newton Investment Management
(North America) Limited
160 Queen Victoria Street
London, EC4V, 4LA, UK

Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor
BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Telephone 1-800-258-4260 or 1-800-258-4261

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 Attn: Institutional Services Department

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.bnymellonfundsim.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.bnymellonfundsim.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

Printed on recycled paper. 50% post-consumer. Process chlorine free. Vegetable-based ink.
© 2019 BNY Mellon Securities Corporation 0111SA0619

Item 2.          Code of Ethics.

                       Not applicable.

Item 3.          Audit Committee Financial Expert.

                       Not applicable.

Item 4.          Principal Accountant Fees and Services.

                       Not applicable.

Item 5.          Audit Committee of Listed Registrants.

                       Not applicable.

Item 6.          Investments.

(a)                  Not applicable.

Item 7.          Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                       Not applicable.

Item 8.          Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.          Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                       Not applicable.

Item 10.        Submission of Matters to a Vote of Security Holders.

                       There have been no material changes to the procedures applicable to Item 10.

Item 11.        Controls and Procedures.

(a)          The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)          There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.               Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.        Exhibits.

(a)(1)     Not applicable.

(a)(2)     Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)     Not applicable.

(b)          Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Sustainable U.S. Equity Portfolio, Inc.

By:         /s/ Renee LaRoche-Morris

               Renee LaRoche-Morris

               President (Principal Executive Officer)

Date:      August 8, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:         /s/ Renee LaRoche-Morris

               Renee LaRoche-Morris

               President (Principal Executive Officer)

Date:      August 8, 2019

By:         /s/ James Windels

               James Windels

               Treasurer (Principal Financial Officer)

Date:      August 8, 2019

EXHIBIT INDEX

(a)(2)     Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)          Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)